SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           August 31, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                    AQUA VIE BEVERAGE CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                        333 South Main Street
                         Ketchum, Idaho 83340
               (Address of principal executive offices)

                             208/622-7792
                    Registrant's telephone number

                   BARHILL ACQUISITION CORPORATION
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                    Former name and former address

Delaware                       0-24801                82-0506425
(State or other             (Commission              (IRS Employer
jurisdiction of             File Number)             Identification No.)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 31, 1999 between Barhill Acquisition Corporation ("Barhill"), a Delaware corporation, and Aqua Vie Beverage Corporation, a Delaware corporation, all the outstanding shares of common stock of Barhill Acquisition Corporation were exchanged for 250,000 shares of common stock of Aqua Vie Beverage Corporation ("Aqua Vie" or the "Company") in a transaction in which Aqua Vie was the surviving company.

        The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Barhill and approved by the unanimous consent of the shareholders of Barhill on August 31, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Aqua Vie and by the consent of a majority of the shareholders of Aqua Vie on August 31, 1999.

        Prior to the merger, Barhill had 5,000,000 shares of common stock outstanding which shares were exchanged for 250,000 shares of common stock of Aqua Vie. By virtue of the merger, Aqua Vie acquired 100% of the issued and outstanding common stock of Barhill.

        Prior to the effectiveness of the merger, Aqua Vie had an aggregate of 21,785,657 shares of common stock issued and outstanding, and 3,897.689 shares of Series A preferred stock outstanding, $.001 par value, 4,987.444 shares of Series B preferred stock outstanding, $.001 par value, and no shares of Series C preferred stock outstanding.

        Each share of Series A preferred stock is entitled to approximately 1,800 voting rights on all matters on which shareholders are entitled to vote and can be converted into shares of common stock at a ratio of approximately 1,800 shares of common stock for each share of Series A preferred stock. Series A preferred stock has a preference on dividends, liquidation and merger at approximately $1,500 per share.

        Each share of Series B preferred stock is entitled to approximately 10,800 voting rights on all matters on which shareholders are entitled to vote. Each Series B share can be converted into shares of common stock on a sliding scale geared to the market price of Aqua Vie's stock starting at a conversion ratio of approximately 1,800 shares of common stock for each Series B share when the common stock is trading at $2.00 per share to a maximum ratio of approximately 10,800 shares of common stock for each Series B share when the common stock is trading at $12.00 per share. Series B preferred stock has a preference on dividends, liquidation and merger at $30 per share.

        Both Series A and Series B preferred stock have adjustment provisions for sales of common stock by Aqua Vie at a price of less than $1.65 per share. Holders of both Series A and Series B preferred stock have a limited right to convert to shares of common stock over a period of 36 months from the date of issuance. 5% of the preferred stock may be converted after 12 months, an additional 10% may be converted after 24 months, and the remainder after 36 months. The outstanding preferred shares were issued in October 15, 1998, and up to 5% of both the Series A and Series B preferred shares may be converted commencing October 15, 1999.

        The Company may require conversion on various events, including the election of 51% of the preferred shares outstanding to convert, an acquisition, merger or other action by the Company, after the closing of a public underwriting of $10,000,000, after the Company shall have a net worth of $10,000,000, or after the common stock has been listed on the Nasdaq Stock Market for at least three months. In the event of a mandatory conversion at the election of the Company, any enhanced voting rights or increased conversion rights will be fixed at the time of conversion.

        Upon effectiveness of the merger, Aqua Vie had an aggregate of 22,035,657 shares of common stock outstanding.

        The officers of Aqua Vie will continue as officers of the successor issuer. See "Management" below. The officers, directors, and by-laws of Aqua Vie will continue without change as the officers, directors, and by-laws of the successor issuer. Pursuant to the Merger Agreement, the Certificate of Incorporation was amended to increase the number of authorized shares of common stock from 50,000,000 to 120,000,000, to permit increases or decreases in the authorized number of shares of a class without class approval, and to elect not to be governed by the provisions of Section 203 of the Delaware General Corporation Law.

        A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of Aqua Vie's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                            Amount of        Preferred Stock     Percent of
                            Common Stock     Voting Rights       Common Stock
Name                        Beneficially                         Beneficially
                            Owned (1)                            Owned (2)

Thomas Gillespie(3)         1,451,829         53,864,395            73%
President, Director

Joseph J. Wozniak (4)             0            2,417,400            10.3%
Director

Bruce A. Butcher (5)              0            1,800,000            7.6%

Roy Schneiderman (6)              0            1,616,400            6.8%

All directors and           1,451,829         56,281,795           73.7%
executive officers as
as group (2 persons)

*      Less than 1% percent

(1) Based upon 22,035,657 outstanding shares of common stock (subsequent to the effectiveness of the merger).
(2) Assumes exercise of warrants, options or other rights to purchase securities held by the named shareholder exercisable within six months of the date hereof.
(3) All 4,987.444 outstanding Series B preferred stock is owned by Brace Foundation Trust on behalf of seven members of the Gillespie family, including Thomas Gillespie, who may be deemed to be the beneficial owner of all the shares. The 4,987.444 Series B preferred shares have voting rights equal to 53,864,395 common shares.
(4) Mr. Wozniak holds 1,343 shares of Series A preferred stock which have voting rights equal to 2,417,400 common shares.
(5) Mr. Butcher holds 1,000 shares of Series A preferred stock which have voting rights equal to 1,800,000 common shares.
(6) Roy Schneiderman holds 898 shares of Series A preferred stock which having voting rights equal to 1,616,400 common shares.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a)  The consideration exchanged pursuant to the Merger
Agreement was negotiated between Barhill and Aqua Vie.

        In evaluating Aqua Vie as a candidate for the proposed merger, Barhill used criteria such as the value of the assets of Aqua Vie, its spring water beverage products taste and design, its trademarks, the demand and use of bottled spring water, the increased use of the Internet as a sales market, Aqua Vie's current business operations and anticipated operations, and Aqua Vie's business name and reputation. Barhill determined that the consideration for the merger was reasonable.

        (b) Aqua Vie intends to continue developing and marketing its flavored water beverage business with the further development, marketing, and distribution of its naturally flavored spring water and the possible development of additional lines of beverage products.

BUSINESS

        Aqua Vie is a development stage company that has developed and is marketing several flavors of bottled spring water. Aqua Vie Beverage Corporation, a Delaware corporation, was incorporated on July 30, 1998 and was formed as a successor to BEVA Corporation, a Delaware corporation which was liquidated in bankruptcy in 1997, in a transaction under Section 251 (g) of the Delaware Business Corporation Law completed October 14, 1998. BEVA Corporation is a wholly owned subsidiary of Aqua Vie.

        Although there is intense competition in the bottled water market by companies far larger and better capitalized than Aqua Vie, management believes the flavors and natural quality of its products will allow it to compete successfully with other sources of bottled water. There is no assurance that Aqua Vie will be able to successfully compete with other bottled water products.

CURRENT OPERATIONS

     Aqua Vie develops, bottles and distributes naturally flavored bottled spring water offering such flavors as Avalanche (pear and guava flavored spring water), Bamboo (cherry flavored spring water), Paradise (orange and peach flavored spring water), Harvest (strawberry flavored spring water) and other flavors. These product lines and formulations were acquired in the purchase of assets from the predecessor company in liquidation. There are three additional beverage product lines that are currently being developed. Aqua Vie currently utilizes the Internet to generate sales and maintains an Internet web site at http://www.aquavie.com.

     Aqua Vie has bottling and labeling arrangements with Lyons Magnus Company, a large contract bottler located in Fresno, California and arrangements for foreign bottling in France. Sales to date have been minimal, and the Company has a small inventory of product which it is utilizing for marketing purposes. Additional capital will be required to support the inventory required for robust sales.

SUPPLIERS

     Aqua Vie has three primary suppliers for its product: Lyons-Magnus, a contract bottler company, Fresno, California, International Flavors & Fragrances, a beverage syrup company, Dayton, New Jersey, and Seal-It, a shrink wrap label company, Farmingdale, New York. The bottler has to be considered as a single or limited source as Aqua Vie utilizes the aseptic bottling process and it is one of the few bottlers which has this capability in the United States.

     Shipments of bottled spring water are sent directly from warehouses proximate to the bottling companies. The aseptic bottling process, utilized by Aqua Vie, eliminates the use of preservatives. There are a limited number of bottlers in the United States which have the aseptic bottling process available. Aqua Vie intends to select its bottlers upon availability of the aseptic bottling system and geographic location.

RAW MATERIALS

     Aqua Vie utilizes readily available standard PET bottles and sportscaps as its bottling medium. The main volume of the product is still water which is generally readily available. The shrink wrap labels are available from several major sources. The shrink wrap label supplier selected by the Company provides the best combination of label quality, delivery schedule and pricing break points for volume purchases. The main ingredient is the all natural flavored syrups which gives the product its unique tastes and qualities. The main supplier of the syrup is International Flavors & Fragrances which is a large flavor house, although several flavors are furnished by another flavor source.

MARKETING

     The Company currently does not have shelving arrangements with any large retailers, but is actively seeking such arrangements. Marketing and sales are currently through radio and the Internet.

TRADEMARKS

    Aqua Vie has no patents or licenses. Aqua Vie has certain trademarked and copy righted names and proprietary secrets as regards the various beverage formulations. It is believed that the various trademarked and copyrighted material are unique to the Company but that replacement identities are available.

PROPERTY

    Aqua Vie maintains its administrative offices at 333 South Main Street, Sun Valley/Ketchum, Idaho 83340 under an annual lease of $7,833 per month for approximately 3,776 square feet.

LITIGATION

    Thomas Gillespie and Joseph J. Wozniak are both party defendants in an action for the payment of approximately $67,000 in legal fees brought by the law firm that was engaged by Mr. Gillespie to obtain the confirmation of the reorganization of the original Aqua Vie Beverage Corporation in bankruptcy court. The law firm was unsuccessful in achieving reorganization confirmation or in the obtaining of the closing of the bankruptcy liquidation sale of the corporate assets held by the bankruptcy court. Mr. Gillespie and Mr. Wozniak have countersued for the refunding of $117,000 paid in fees to the law firm.

MARKET FOR AQUA VIE'S SECURITIES

     Aqua Vie has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rules 504 of Regulation D and Rule 701 of the General Rules and Regulations of the Securities and Exchange Commission. Aqua Vie's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol AVBC. Aqua Vie did not file a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. Until such registration is achieved the Company's trading symbol is AVBCE to indicate its non-reporting status.

    The Company was required to become a reporting company by the close of business on September 1, 1999 or no longer be listed on the OTC Bulletin Board. Aqua Vie has effected the merger with Barhill and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

     The following table represents the average prices for the Company's common stock:

                   Opening    High       Low        Closing
                   Price      Bid        Bid        Bid        Volume

July, 1999         0.5625     1.2188     0.5625     1.125      208,000
June, 1999         0.875      0.875      0.5312     0.5781     209,400
May, 1999          0.7656     0.875      0.75       0.8125     259,300
December, 1998     0.5312     0.5312     0.1406     0.1406   1,029,300
October, 1998      1.4844     1.56525    1.1719     1.25       110,900
May, 1998          1.875      1.9531     1.7969     1.7969     146,800

MANAGEMENT

Name                          Age            Title

Thomas Gillespie              53          President, Director
Joseph J. Wozniak             61          Vice President, Secretary, Director

    Thomas Gillespie is the founder of Aqua Vie and has served as President, a director and its controlling shareholder since its formation in 1998. Since 1996, Mr. Gillespie has owned Aqua Vie Advance Corporation. From
1991 to 1997, Mr. Gillespie served in various positions with Aqua Vie Beverage Corporation, the predecessor corporation to Aqua Vie's subsidiary, BEVA Corporation, which was liquidated in bankruptcy in 1997. From 1986 to 1991, Mr. Gillespie was the principal of Kauai Water Company, Kauai,
Hawaii. Prior to 1986, Mr. Gillespie founded and served as president of Marketing Design, a retail package design and product development company.

     Joseph J. Wozniak has served as Vice President, Secretary and a director of Aqua Vie since its formation in 1998. From 1996 to 1997, Mr. Wozniak assisted with the reorganization and bankruptcy of the predecessor Aqua Vie Beverage Corporation. Since 1993, Mr. Wozniak has worked as a consultant for various start up entities assisting in the creation of business plans and corporate organizations and reorganizations.

EXECUTIVE COMPENSATION

     Thomas Gillespie, as president, receives $20,000 per month. He has no form of other compensation.

     Joseph J. Wozniak receives $10,000 per month. Mr. Wozniak has a stock earn-out agreement which runs through January 15, 2000.

RELATED TRANSACTIONS

     Thomas Gillespie, President, a director and controlling shareholder, has provided approximately $40,000 as an unsecured loan to Aqua Vie.

RISK FACTORS

        AQUA VIE IS CURRENTLY OPERATING AT A LOSS. Revenues from Aqua Vie's sales to date have not been sufficient to cover the costs of such operations and Aqua Vie has borrowed funds to maintain its operations. Its ability to develop operations is dependent upon its ability to advertise its products and generate sales of its line of flavored spring water products. If Aqua Vie is unable to sell sufficient amount of its flavored spring water products at a sufficiently profitable level, it will need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales cannot be generated.

        AQUA VIE COMMENCED OPERATIONS IN 1998 AND HAS A LIMITED
OPERATING HISTORY.   Aqua Vie commenced operations in 1998 and has
only a limited history of operations which to date have not been profitable. Its operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, reliability and acceptance of the Internet, dependability of its distribution network, and general economic conditions. There is no assurance that Aqua Vie will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

        AQUA VIE'S ISSUED PREFERRED STOCK HAS SUPER MAJORITY VOTING RIGHTS. Aqua Vie has designated 200,000 shares of Series A preferred stock of which approximately 3,897.689 are issued. Each share of Series A preferred stock entitles the holder to 1,800 voting rights for an aggregate of approximately 7,015,860 for all Class A shares on all matters on which shareholders are entitled to vote. Aqua Vie has designated 200,000 shares of Series B preferred stock of which approximately 4,987.444 are issued. Each share of Series B preferred stock entitles the holder to 10,800 voting rights for an aggregate of approximately 53,863,392 votes for all Class B shares on all matters on which shareholders are entitled to vote. All the outstanding Class B shares are held by the Brace Foundation of which Thomas Gillespie is one of the beneficiaries and for which he holds all the voting proxies. In addition, Aqua Vie may, without further action or vote by its shareholders, designate and issue additional series or shares of preferred stock.

        The terms of the super majority preferred stock adversely affect the voting power of the holders of the common stock and may in turn reduce the value of the common stock. Such designation and issuance of preferred stock favorable to current management or shareholders makes the possible takeover of the Company or the removal of management of the Company very difficult and discourages hostile bids for control of the Company which bids might have provided shareholders with premiums for their shares.

        VOTING CONTROL OF AQUA VIE BY PRESIDENT. Thomas Gillespie, founder, President and a director of Aqua Vie, owns and controls beneficially the voting rights ascribed to all the outstanding Series B preferred shares aggregating a total of approximately 53,867,160 votes. Through such voting rights, Thomas Gillespie may control the vote of all matters brought before the shareholders and holders of the common stock may have no power in corporate decisions usually brought before the shareholders for shareholder vote.

        ADVANCES TO AN AFFILIATE.   Aqua Vie has borrowed
approximately $40,000 from its president and controlling shareholder. If it is unable to generate additional sales or other revenues sources, Aqua Vie may require additional borrowings in order to continue development of its operations. The current loan to the affiliate is unsecured.

        LACK OF CONTINUED DEVELOPMENT OF E-COMMERCE MARKET. The use of the Internet and World Wide Web for commercial purposes is expanding dramatically. There is no assurance, however, that as increased commerce takes place on the Internet that unforeseen overloads, lack of sufficient hardware, telephone availability or other problems may develop. In addition, consumer use of the Internet for purchases, banking, and other commercial uses may decline for any number of reasons such as security problems, overload difficulties, shopping trends, or slow Internet access.

        COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The competition in the bottled water industry is intense. There are numerous well-established competitors, including national, regional and local companies possessing substantially greater financial, marketing, personnel and other resources than Aqua Vie. Aqua Vie may not be able to market or sell its products if faced with direct product competition from these larger and more established bottled water companies.

        TRADEMARK PROTECTION AND PROPRIETARY MARKS.
Notwithstanding the pending registration of certain trade names with the United States Trademark Office, there is no assurance that Aqua Vie will be able to enforce against use of any of its marks. There is also no assurance that Aqua Vie will be able to prevent competitors from using the same or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

        MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL SHAREHOLDER VOTE. Aqua Vie's executive officers and directors beneficially own approximately 6.6% of the outstanding common stock of Aqua Vie (not including conversion of any preferred stock), but have voting rights equal to approximately 73% of the outstanding vote. As a result, these executive officers are able to exercise controlling interest over matters requiring stockholder approval, including the election of directors and the approval of material corporate matters such as change of control transactions. The effects of such control could be to delay or prevent a change of control of Aqua Vie unless the terms are approved by such stockholders.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation as amended of Aqua Vie authorizes the issuance of 120,000,000 shares of common stock and 1,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by Aqua Vie. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

        CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES.   Aqua
Vie's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol AVBC. Aqua Vie did not file a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to be registered as a reporting company. Until such registration is achieved the Company's trading symbol is AVBCE to indicate its non-reporting status. The Company was required to become a reporting company by the close of business on September 1, 1999 or no longer be listed on the OTC Bulletin Board. Aqua Vie has effected the merger with Barhill and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market. No assurance can be given that an active trading market in the Company's securities will be sustained if it is able to retain its listed status.

        PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if such continues (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date.
If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations are dependent upon the timely delivery of supplies which deliveries and production of bottled water may be delayed or canceled because of such Year 2000 problem computer failures. The Company does not know what steps, if any, have been taken by any of its suppliers or bottlers in regard to the Year 2000 problems. The Company's operations will be severally curtailed if one or more of its suppliers were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the company, its bottlers, or suppliers will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Aqua Vie Beverage Corporation, the predecessor corporation of the Company's subsidiary BEVA Corporation, was incorporated in the state of Delaware on March 30, 1990 as the JIB Group, Inc. and changed its name on January 22, 1991 to Aqua Vie Beverage Corporation. The original Aqua Vie Beverage Corporation was placed into involuntary
Chapter 11 bankruptcy in January 1995 as a move in a hostile takeover attempt and a trustee was assigned. From January 1995 to November 1996, Mr. Gillespie attempted to reorganize the original
Aqua Vie Beverage Corporation and regain management control. This was not effected and in early November 1996 it was decided and agreed to with the trustee to acquire the assets, the corporate and the corporate shell through a bankruptcy liquidation sale. In
September 1997, a bill of sale was obtained from the bankruptcy trustee and the assets were purchased. Subsequently a reorganization was effected pursuant to a merger under Section
251(g) of the Delaware General Business Corporation Law in October
1998. Except for the time under control of the bankruptcy trustee, Mr. Gillespie was the chief executive officer of the original Aqua
Vie Beverage Corporation.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

        Successor Issuer Election.

        Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Aqua Vie became the successor issuer to Barhill Acquisition Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective on September 1, 1999.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

        No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

ITEM 8.     CHANGE IN FISCAL YEAR

        The successor issuer is adopting a fiscal year end of July
31.  The Company will file a transitional annual report as required.

EXHIBITS

1.1 Agreement and Plan of Merger and amendment thereto between Barhill Acquisition Corporation and Aqua Vie Beverage
        Corporation.

1.2 Original unamended Certificate of Incorporation of Aqua vie Beverage Corporation-H

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AQUA VIE BEVERAGE CORPORATION

                                By /s/  Thomas Gillespie

Date: September 1, 1999